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                                                                   Exhibit 10(p)



                                 LEASE AGREEMENT










              LANDLORD:            NEW BOSTON BATTERYMARCH LIMITED PARTNERSHIP

              TENANT:              SAFETY 1ST, INC.

              PREMISES:            45 DAN ROAD
                                   CANTON, MASSACHUSETTS













                            SUBMISSION NOT AN OPTION


THE SUBMISSION OF THIS LEASE FOR EXAMINATION AND NEGOTIATION DOES NOT CONSTITUTE AN OFFER TO LEASE, A RESERVATION OF, OR OPTION FOR THE PREMISES AND SHALL VEST NO RIGHT IN ANY PARTY. TENANT OR ANYONE CLAIMING UNDER OR THROUGH TENANT SHALL HAVE THE RIGHTS TO THE PREMISES AS SET FORTH HEREIN AND THIS LEASE BECOMES EFFECTIVE AS A LEASE ONLY UPON EXECUTION, ACKNOWLEDGMENT AND DELIVERY THEREOF BY LANDLORD AND TENANT TO EACH OTHER, REGARDLESS OF ANY WRITTEN OR VERBAL REPRESENTATION OF ANY AGENT, MANAGER OR EMPLOYEE OF LANDLORD TO THE CONTRARY.


                               FROM THE OFFICE OF:

                        RAPPAPORT, ASERKOFF AND RAPPAPORT
                              ONE LONGFELLOW PLACE
                                   SUITE 3611
                                BOSTON, MA 02114